SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    FORM 8-K

                             CURRENT REPORT PURSUANT
                          TO SECTION 13 OR 15(D) OF THE
                         SECURITIES EXCHANGE ACT OF 1934

           Date of Report (Date of Earliest Event Reported)   June 27, 1996
                                                             ---------------

                        Newcourt Receivables Corporation
             -----------------------------------------------------
             (Exact Name of Registrant as Specified in its Charter)

                                    Delaware
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                 (State or Other Jurisdiction of Incorporation)

                33-98378                            77-041305
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      (Commission File Number)        I.R.S. Employer Identification No.)

                                   408-271-0500
     ----------------------------------------------------------------------
               (Registrant's Telephone Number, Including Area Code)

                                  Not Applicable
     ----------------------------------------------------------------------
          (Former Name or Former Address, if Changed Since Last Report)

                                   Index to Exhibits appears at page 4.


          ITEM 5.  OTHER EVENTS.

               The Registrant is filing final forms of the exhibits listed in Item 7(c) below.

          ITEM 7.  FINANCIAL STATEMENTS AND EXHIBITS.

               (c) Exhibits.

          EXHIBIT NO.              DOCUMENT DESCRIPTION

          1.1        Underwriting Agreement.

          1.2        Terms Agreement.

          4.1        Pooling and Servicing Agreement.


          4.2 Series 1996-1 Supplement to the Pooling and Ser-vicing Agreement.

          4.3        Class A Trust Indenture

          20         Monthly Servicer's Certificate.



                                    SIGNATURES

               Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly autho-rized.

                              NEWCOURT RECEIVABLES CORPORATION

          DATED:  June 26, 1996    By:  /s/ Daniel A. Jauernig
                                        Daniel A. Jauernig
                                        Vice President and Chief Financial
                                        Officer and Director



                                INDEX TO EXHIBITS

    EXHIBIT NO.      Document Description

      1.1            Underwriting Agreement

      1.2            Terms Agreement

      4.1            Pooling and Servicing Agreement

      4.2            Series 1996-1 Supplement to Pooling
                       and Servicing Agreement

      4.3            Class A Trust Indenture

      20             Monthly Servicer's Certificate